Property and Equipment	12 Months Ended
Dec. 31, 2016
Property and Equipment [Abstract]
Property and Equipment
Note 4 – Property and Equipment

The components of property and equipment were as follows:

(in millions)	Useful Lives	December 31, 2016	December 31, 2015
Buildings and equipment	Up to 40 years	$1,657	$1,900
Wireless communications systems	Up to 20 years	29,272	27,063
Leasehold improvements	Up to 12 years	1,068	1,003
Capitalized software	Up to 7 years	8,488	8,524
Leased wireless devices	Up to 18 months	2,624	2,236
Construction in progress		2,613	2,466
Accumulated depreciation and amortization		(24,779)	(23,192)
Property and equipment, net		$20,943	$20,000

Wireless communication systems include capital lease agreements for network equipment with varying expiration terms through 2030. Capital lease assets and accumulated amortization were $1.6 billion and $300 million, and $839 million and $117 million, as of December 31, 2016 and 2015, respectively.

We capitalize interest associated with the acquisition or construction of certain property and equipment. We recognized capitalized interest of $142 million, $230 million and $81 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The components of leased wireless devices under our JUMP! On Demand program were as follows:

(in millions)	December 31, 2016	December 31, 2015
Leased wireless devices, gross	$2,624	$2,236
Accumulated depreciation	(1,193)	(263)
Leased wireless devices, net	$1,431	$1,973

Future minimum payments expected to be received over the lease term related to the leased wireless devices, which exclude optional residual buy-out amounts at the end of the lease term, are summarized below:

(in millions)	Total
Year Ending December 31,
2017	$710
2018	92
Total	$802

Depreciation expense relating to property and equipment was $6.0 billion, $4.4 billion and $4.1 billion for the years ended December 31, 2016, 2015 and 2014, respectively. Depreciation expense for the years ended December 31, 2016 and 2015 included $1.5 billion and $312 million, respectively, related to leased wireless devices.

For the years ended December 31, 2016, 2015 and 2014, we recorded additional depreciation expense of $101 million, $85 million and $242 million, respectively, as a result of adjustments to useful lives of network equipment expected to be replaced in connection with our network transformation and decommissioning the MetroPCS CDMA network and redundant network cell sites.

Asset retirement obligations are primarily for certain legal obligations to remediate leased property on which our network infrastructure and administrative assets are located.

Activity in our asset retirement obligations was as follows:

(in millions)	December 31, 2016	December 31, 2015
Asset retirement obligations, beginning of year	$483	$390
Liabilities incurred	50	19
Liabilities settled	(67)	(130)
Accretion expense	24	17
Changes in estimated cash flows	49	187
Asset retirement obligations, end of year	$539	$483

Classified on the balance sheet as:
Other current liabilities	$16	$41
Other long-term liabilities	523	442
Asset retirement obligations	$539	$483

The corresponding assets, net of accumulated depreciation, related to asset retirement obligations were $258 million and $241 million as of December 31, 2016 and 2015, respectively. For the year ended December 31, 2015, we settled asset retirement obligations in connection with the decommissioning of certain cell sites. Due to new information gained throughout 2015, primarily from decommissioning the MetroPCS CDMA network cell sites, we reassessed the expected cash flows related to its asset retirement obligations for all remaining T-Mobile network cell sites.  As a result, we recorded asset retirement obligations and corresponding assets in the fourth quarter of 2015 to reflect the change in estimated cash flows.